Prospectus supplement dated October 15, 2013
to the following prospectus(es):
America's marketFLEX® VUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective October 30, 2013, the name of the investment option will be updated as indicated below:
CURRENT NAME	UPDATED NAME
Guggenheim Variable Fund - U.S. Long Short Momentum	Guggenheim Variable Fund - Long Short Equity Fund
GWP-0466